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                                                                      EXHIBIT 99

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
Chemical Bank, Trustee                                                      Determination Date: 04-Jan-97
Manufactured Housing Contracts                                              Remittance Date: 07-Jan-97

Information for Clauses (a) through (s), Section 7.01                       For the Period Ended: 25-Dec-96
                                                                            Class A-1            Class A-2    Class A-3
 (a)   Class A and Class B Distribution Amounts                              1,126,231.16        165,939.37       120,818.63

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                             318,833.19
       (b) Partial Prepayments Received                                         44,381.54
       (c) Principal Payments in Full (Scheduled Balance)                      620,818.33
       (d) Liquidated Contract Scheduled Balance                                     0.00
       (e) Section 3.05 Purchase Scheduled Balance                                   0.00
       (f)  Previously Undistributed Shortfalls in (a) through (e)                   0.00
                                                                            -------------     -------------    -------------
 Total Principal Distribution                                                  984,033.06              0.00             0.00

 (c)   Interest Distribution                                                   142,198.10        165,939.37       120,818.63
       Unpaid Interest Shortfall                                                     0.00              0.00             0.00
                                                                            -------------     -------------    -------------
 Total Interest Distribution                                                   142,198.10        165,939.37       120,818.63

 (d)   Beginning Class A and Class B Principal Balance                      26,662,144.53     29,610,000.00    20,786,000.00
       Less: Principal Distribution                                            984,033.06              0.00             0.00
                                                                            -------------     -------------    -------------
       Remaining Class A and Class B Principal Balance                      25,678,111.47     29,610,000.00    20,786,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                   138,107.44     (h)         Pool Factor
       Section 8.06 Reimbursement Amount                                             0.00      Class A-1            0.80384772
       Section 6.02 Reimbursement Amount                                        20,000.00      Class A-2            1.00000000
       Reimburseable Fees                                                            0.00      Class A-3            1.00000000
                                                                            -------------      Class A-4            1.00000000
 Total Fees Due Servicer                                                       158,107.44      Class A-5            1.00000000
                                                                                               Class B-1            1.00000000
                                                                                               Class B-2            1.00000000
                                                                                               Class B-2            1.00000000
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
Information for Clauses (a) through (s), Section 7.01
                                                                  Class A-4     Class A-5     Class A-6      Class B-1    Class B-2
 (a)   Class A and Class B Distribution Amounts                    76,366.67    108,980.81     72,154.58     53,251.00    42,652.50

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a)
           through (e)
                                                               ------------- ------------- -------------  ------------   ----------
 Total Principal Distribution                                           0.00          0.00          0.00          0.00         0.00

 (c)   Interest Distribution                                       76,366.67    108,980.81     72,154.58     53,251.00    42,652.50
       Unpaid Interest Shortfall                                        0.00          0.00          0.00          0.00         0.00
                                                               ------------- ------------- -------------  ------------   ----------
 Total Interest Distribution                                       76,366.67    108,980.81     72,154.58     53,251.00    42,652.50
                                                               ------------- ------------- -------------  ------------   ----------
 (d)   Beginning Class A and Class B Principal Balance         12,640,000.00 17,379,000.00 11,030,000.00  8,272,000.00 6,204,000.00
       Less: Principal Distribution                                     0.00          0.00          0.00          0.00         0.00
                                                               ------------- ------------- -------------  ------------   ----------
       Remaining Class A and Class B Principal Balance         12,640,000.00 17,379,000.00 11,030,000.00  8,272,000.00 6,204,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                               Original Balance        Rate
       Section 8.06 Reimbursement Amount                                      31,944,000.00         6.400%
       Section 6.02 Reimbursement Amount                                      29,610,000.00         6.725%
       Reimburseable Fees                                                     20,786,000.00         6.975%
                                                                              12,640,000.00         7.250%
 Total Fees Due Servicer                                                      17,379,000.00         7.525%
                                                                               8,272,000.00         7.725%
                                                                               6,204,000.00         8.250%
                                                                               6,204,000.00         8.250%
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
                                                                                   No. of                Unpaid Principal
 (f)   Delinquency                                                                Contracts                   Balance
                               31-59 Days Delinquent                                     132                 3,866,128
                               60-89 Days Delinquent                                      23                   712,560
                                90+ Days Delinquent                                       18                   413,640

 (g)   Section 3.05 Repurchases                                                                                   0.00


 (i)   Class R Distribution Amount                                                                          155,105.10
       Reposession Profits                                                                                        0.00

 (j)   Principal Balance of Contracts in Repossession                                                             0.00

 (k)   Aggregate Net Liquidation Losses                                                                           0.00

 (l)   (x) Class B-2 Formula Distribution Amount                                                             42,652.50
       (y) Remaining Amount Available                                                                       197,757.60
                                                                                                            ----------
       Amount of (x) over (y)                                                                                     0.00

 (m)   Class B-2 Liquidation Loss Amount                                                                          0.00

 (n)   Guarantee Payment                                                                                          0.00

 (o)   Unadvanced Shortfalls                                                                                      0.00

 (p)   Number of units repossessed                                                                                   0
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
 (q)   Principal Prepayments paid                                                         665,199.87

 (r)   Scheduled Principal Payments                                                       318,833.19

 (s)   Weighted Average Interest Rate                                                          11.00%


                      Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                           2,064,989.51
     Certificate Account Balance at Monthly Cutoff-SubServicer                             87,210.99
(ii) Monthly Advance made                                                                       0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                        9,115.26
(iii)Section 5.05 Certificate Fund Income-SubServicer                                         584.96
(v)  Principal due Holders                                                                      0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                            80,351.88
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                            1,941.58
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                    0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                      0.00
   (iii) Monthly Servicing Fee                                                            138,107.44
   (iv)  Reimburseable Liquidation Expenses                                                20,000.00
   (v)   Section 6.04 (c) reimbursement                                                         0.00
   (vi)  Section 8.06 reimbursement                                                             0.00
   (vii) Amounts not required to be deposited-SubServicer                                       0.00

Total Due Servicer                                                                        158,107.44

Available Distrubution Amount-Vanderbilt                                                1,835,645.45
Available Distrubution Amount-SubServicer                                                  85,854.37
To Class A and B                                                                        1,766,394.72

Monthly Excess Cashflow                                                                   155,105.10

Weighted Average Remaining Term (months)                                                      176.32

       Scheduled Balance Computation


       Prior Month Balance                                                            132,583,144.53

       Current Balance                                         131,669,535.29
                        Adv Principal                               19,920.79
                        Del Principal                               90,344.61
       Pool Scheduled Balance                                                         131,599,111.47


       Principal Payments in Full                                  620,818.33
       Partial Prepayments                                          44,381.54

       Scheduled Principal                                         318,833.19


       Collateral Balance                                                             131,669,535.29
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